UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 17, 2015

WPX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35322	45-1836028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)

(855) 979-2012

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Merger Agreement

On August 17, 2015, WPX Energy, Inc., a Delaware corporation (“WPX” or the “Company”), completed its previously announced acquisition of RKI Exploration & Production, LLC, a Delaware limited liability company (“RKI”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 13, 2015, by and among the Company, Thunder Merger Sub LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of WPX (“Merger Sub”), RKI and, for the limited purposes set forth therein, EscroSol, LLC, an Oklahoma limited liability company. Pursuant to the terms and conditions of the Merger Agreement, Merger Sub merged with and into RKI, with RKI surviving the merger as a wholly-owned subsidiary of the Company (the “Merger”). The Merger and the other transactions contemplated by the Merger Agreement were approved by a majority of the holders of the units of RKI limited liability company interests (the “RKI Existing Shares”) prior to the Merger becoming effective (the “Effective Time”).

Upon the terms and subject to the conditions set forth in the Merger Agreement, each of the RKI Existing Shares issued and outstanding immediately prior to the Effective Time was automatically converted, by virtue of the Merger and without any further action by any of the parties to the Merger Agreement or any stockholder of the Company or member of RKI, into the right to receive: (a) 6.02382876 unregistered shares of Company common stock (“Company Shares”) per RKI Existing Share (the “Stock Consideration”); (b) $151.4969094 in cash per RKI Existing Share; (c) one (1) share of limited liability company interest in NewWoods Holdings, LLC per RKI Existing Share; and (d) any cash disbursements, on a pro rata basis, from the escrow fund that may be required to be made under the Merger Agreement (collectively, the “Merger Consideration”). Notwithstanding the foregoing, for each holder of RKI Existing Shares that was not an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D, as amended, under the Securities Act of 1933 (as amended, the “Securities Act”) immediately prior to the Effective Time, all RKI Existing Shares held by such member were instead converted into the right to receive, in lieu of the Merger Consideration, (a) $365.21633 in cash per RKI Existing Share, and (b) any cash disbursements, on a pro rata basis, from the escrow fund that may be required to be made under the Merger Agreement.

In addition, all unvested restricted shares of RKI held by employees and managers of RKI as of immediately prior to the Effective Time (“RKI Restricted Shares”) vested in full so as to no longer be subject to any forfeiture or vesting requirements of any RKI share plan or any underlying award agreements, and all RKI Restricted Shares that were considered outstanding RKI Existing Shares for all purposes of the Merger Agreement have ceased to exist, except for the right to receive the Merger Consideration.

In addition, pursuant to the Merger Agreement, the Company entered into a registration rights/lock-up agreement with each person receiving Company Shares pursuant to the Merger Agreement, which granted each such person certain registration rights in connection with such Company Shares (the “Registration Rights/Lock-Up Agreement”). A copy of the Registration Rights/Lock-Up Agreement was filed as an exhibit to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 14, 2014, and which is incorporated by reference herein. The description of the material terms of the Registration Rights/Lock-Up Agreement is qualified in its entirety by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 14, 2014.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 14, 2014, and which is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 2.01 is hereby incorporated herein by reference.

The Company issued the WPX Stock Consideration pursuant to the Merger Agreement in reliance on the exemptions from registration requirements under the Securities Act, pursuant to Section 4(a)(2) thereof and

Regulation D thereunder. WPX relied upon the representations, warranties, certifications and agreements of RKI with respect to its members in support of the satisfaction of the conditions contained in Section 4(a)(2) of the Securities Act or Regulation D under the Securities Act.

The Company Shares comprising the Stock Consideration have not been registered under the Securities Act, are subject to restrictions on transfers to non-affiliates and may not be offered or sold in the United States absent registration or applicable exemption from registration requirements. The description of the Stock Consideration herein does not constitute an offer to sell or the solicitation of an offer to buy the Company Shares comprising the Stock Consideration, nor shall there be any sale of such Company Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification of such Company Shares under the securities laws of any such state or jurisdiction.

Item 7.01 Regulation FD Disclosure.

Press Release Announcing the Consummation of the Merger

On August 17, 2015, WPX issued a press release announcing the consummation of the Merger. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings. This report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(b) Pro forma financial information.

Pro forma financial information will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date that this Current Report is required to be filed.

(d)	Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of July 13, 2015, by and among RKI Exploration & Production, LLC, WPX Energy, Inc. and Thunder Merger Sub LLC

99.1	Press Release issued August 17, 2015 by WPX Energy, Inc.

*	Previously filed as an exhibit to WPX’s Current Report on Form 8-K filed on July 14, 2015.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication includes and references forward-looking statements, including but not limited to those regarding the transaction between the Company and RKI Exploration & Production, LLC (“RKI”) (the “Transaction”) and the transactions related thereto, the future performance of their businesses, the synergies of the Company and RKI, and similar things. These statements also relate to our business strategy, goals and expectations concerning our market position, future operations, margins and profitability. Forward-looking statements may use the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would,” “forecast” and similar terms and phrases to identify forward-looking statements, and include the assumptions that underlie such statements. Although the Company believes the assumptions upon which these forward-looking statements are based are reasonable, there can be no assurance that the results implied or expressed in such forward-looking statements or information or the underlying assumptions will be realized and that actual results of operations or future events will not be materially different from the results implied or expressed in such forward-looking statements or information. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the Company’s ability to successfully integrate RKI’s operations, technology and employees and realize the expected benefits of the Transaction, on the expected timeline or at all; unknown, underestimated or undisclosed commitments or liabilities; the level of demand for the combined companies’ products, which is subject to many factors, including uncertain global economic and industry conditions, and natural gas and oil prices generally; state and federal environmental, economic, health and safety, energy and other policies and regulations, including those related to climate change and any changes therein, and any legal or regulatory investigations, delays or other factors beyond the control of the Company or RKI; and other risks described in the Company’s SEC filings. The forward-looking statements in this communication speak only as of the date of this communication. Under no circumstances should the inclusion of the forward-looking statements or information be regarded as a representation, undertaking, warranty or prediction by the Company or any other person with respect to the accuracy thereof or the accuracy of the underlying assumptions, or that the Company will achieve or is likely to achieve any particular results.

The forward-looking statements or information are made as of the date hereof and the Company disclaims any intent or obligation to update publicly or to revise any of the forward-looking statements or information, whether as a result of new information, future events or otherwise. Recipients are cautioned that forward-looking statements or information are not guarantees of future performance and, accordingly, recipients are expressly cautioned not to put undue reliance on forward-looking statements or information due to the inherent uncertainty therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2015

WPX ENERGY, INC.

By:	/s/ Stephen E. Brilz
Name:	Stephen E. Brilz
Title:	Vice President and Corporate Secretary

Exhibit Index

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of July 13, 2015, by and among RKI Exploration & Production, LLC, WPX Energy, Inc. and Thunder Merger Sub LLC

99.1	Press Release issued August 17, 2015 by WPX Energy, Inc.

*	Previously filed as an exhibit to WPX’s Current Report on Form 8-K filed on July 14, 2005.